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                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT D
                              SELECT RESERVE(SM)
        FLEXIBLE PAYMENT VARIABLE AND FIXED INDIVIDUAL DEFERRED ANNUITY
                                   CONTRACTS
                       SUPPLEMENT DATED NOVEMBER 8, 2000
                                      TO
              PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 3, 2000
      AS SUPPLEMENTED MAY 25, 2000, AUGUST 2, 2000 AND SEPTEMBER 12, 2000


     Effective November 1, 2000 American General Life Insurance Company is amending the prospectus and its related statement of additional information for the sole purpose of reflecting a change in the principal underwriter and distributor of the Contracts.

     On page 20 of the prospectus, the second paragraph of the section "CONTRACT ISSUANCE AND PURCHASE PAYMENTS" is deleted in its entirety and replaced with the following:

     Your application to purchase a Contract must be on a Written application that we provide and that you sign. AGL and American General Distributors, Inc., as distributor of the Contracts, may agree on a different medium or format for the application. The Owner, joint Owner, Annuitant and Contingent Annuitant must each be no older than 85. When a purchase payment accompanies an application to purchase a Contract and you have properly completed the application, we will either:

     On page 45 of the prospectus, the section titled "DISTRIBUTION ARRANGEMENTS" is deleted in its entirety and replaced with the following:

                           DISTRIBUTION ARRANGEMENTS

Individuals who sell the Contracts will be licensed by state insurance authorities as agents of AGL. The individuals will also be registered representatives of broker-dealer firms, some of which may be affiliated with AGL. Some individuals may be representatives of firms that are exempt from broker-dealer regulation. Any non-exempt broker-dealer firms are registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as broker-dealers and are members of the National Association of Securities Dealers, Inc.

American General Distributors, Inc. ("AGDI") is the principal underwriter and distributor of the Contracts. AGDI is an affiliate of AGL. AGDI's principal business address is 2929 Allen Parkway, Houston, Texas 77019-2191. Before November 1, 2000 American General Securities Incorporated ("AGSI") served in this role. AGSI is a wholly-owned subsidiary of AGL. For a period of time you may receive written information from us that identifies AGSI as the distributor of the Contracts. AGL offers the Contracts on a continuous basis.
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     On page 4 of the statement of additional information, the section titled
"PRINCIPAL UNDERWRITER" is deleted in its entirety and replaced with the following:

                             PRINCIPAL UNDERWRITER

American General Distributors, Inc. ("AGDI") is the principal underwriter and distributor of the Contracts. Before November 1, 2000 American General Securities Incorporated ("AGSI") served in this role. AGSI is our subsidiary broker-dealer.

AGDI is an affiliate of AGL. In the states of Florida and Illinois, AGDI is known as American General Financial Distributors of Florida, Inc. and American General Financial Distributors of Illinois, Inc., respectively. AGDI's principal office is at 2929 Allen Parkway, Houston, Texas 77019-2191. AGDI was organized as a Delaware corporation on June 24, 1994 and is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGDI is also the principal underwriter for AGL's Separate Accounts A and VL-R, as well as the underwriter for various separate accounts of other AGL affiliates. These separate accounts are registered investment companies. AGDI, as the principal underwriter and distributor, is not paid any fees on the Policies.